Exhibit 99.1

May 12, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read the statements made by MDU Communications International, Inc. (copy attached), which are being filed May 12, 2005 with the Commission, pursuant to Item 4.02 of Form 8-K, as part of the Company’s Form 8-K report for the month of May 2005. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ J.H. COHN LLP